UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report

(Date of earliest event reported):

March 22, 2006

ESCHELON TELECOM, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

000-50706	41-1945204
(Commission File No.)	(IRS Employer Identification No.)

730 Second Avenue

Minneapolis, MN  55402

(Address of principal executive offices and zip code)

(612) 376-4400

(Registrant’s telephone number, including area code)

Item 1.01.              Entry into a Material Definitive Agreement

Public Offering of 8 3/8% Senior Second Secured Notes due 2010

On March 22, 2006, Eschelon Operating Company (the “Company”), Eschelon Telecom, Inc. (the “Parent”) and each of its existing and future domestic restricted subsidiaries (together with the Parent, the “Guarantors”) entered into an Underwriting Agreement with Jefferies & Company, Inc. (the “Underwriter”), a copy of which is filed herewith as Exhibit 1.1 (the “Underwriting Agreement”). Pursuant to the Underwriting Agreement, the Company agreed to sell to the Underwriters $48,000,000 aggregate principal amount of its 8 3/8% Senior Second Secured Notes due 2010 (the “Notes”).

The Notes will be sold pursuant to a registration statement on Form S-3 (Registration No. 333-131462) filed on February 1, 2006 by the Parent with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”).

The Notes will be issued under the indenture dated as of March 17, 2004, as amended and supplemented and which shall be further supplemented by the Fifth Supplemental Indenture, a form of which is attached hereto as Exhibit 4.2, among the Company, the Guarantors and The Bank of New York Trust Company, N.A., as Trustee (the “Indenture”), under which the Company previously issued $165 million aggregate principal amount at maturity of 8 3/8% senior second secured notes due 2010.  The Notes will have substantially the same terms as the previously issued notes.

After the consummation of the offering of the Notes, a portion of such Notes will be automatically exchanged for an identical principal amount of the Company’s previously issued notes. Consequently, immediately following such automatic exchange, each holder of the Notes and the previously issued notes will own an inseparable unit composed of the Notes and the previously issued notes of each separate issuance in the same proportion as each other holder. The automatic exchange of such notes described above is intended to ensure that each holder of notes, whenever issued, is required to report the same amount of original issue discount for each $1,000 of principal amount at maturity of such notes held, and therefore that all notes subject to the automatic exchange are effectively fungible.

The use of proceeds from the offering of the Notes will be used for general corporate purposes, including funding the purchase price of the acquisition of Oregon Telecom, Inc. (“OTI”) (which may include repaying indebtedness of OTI) and any future acquisitions, and to pay all associated fees and expenses of this offering.

The closing of the sale of the Notes is scheduled to occur on March 28, 2006.

Summary of Terms of the Notes

The Notes will bear interest at the rate of 8 3/8% per year on the principal amount, payable semi-annually in arrears on March 15 and September 15 of each year, beginning September 15, 2006.  The Notes will be issued at a price of 95.0% of the principal amount at the maturity date of March 15, 2010.

The Notes will be senior second secured obligations of the Company and will be fully, unconditionally and irrevocably guaranteed on a senior second secured basis by the Guarantors, jointly and severally, subject to insolvency and fraudulent conveyance limitations.  The Notes rank senior in right of payment to the Company’s and the Guarantors’ existing and future subordinated debt and equal in right of payment to the Company’s and the Guarantors’ existing and future senior debt.  The Notes and the guarantees will be secured by a second priority lien on substantially all of the Company’s and the Guarantors’ assets, subject to certain exceptions. The lien on the collateral securing any credit agreement, as well as liens securing certain other permitted indebtedness, will be senior to the lien securing the Notes and the guarantees.

Upon a change of control within the Company, holders of the Notes will have the right to require the Company to purchase their Notes at 101% of the accreted value thereof, plus accrued and unpaid interest, if any.  If the Company sells its assets and does not use the proceeds for specified purposes, the Company may be required to offer to use the proceeds to repurchase the Notes at 100% of their accreted value, plus accrued and unpaid interest, if any.

On or after March 15, 2007, the Company may redeem some or all of the Notes at redemption prices specified in the Indenture, plus accrued and unpaid interest, if any, to the applicable redemption date.  On September 15, 2009, if any Notes are outstanding, the Company will be required to redeem 3.5% of each then outstanding Note’s aggregate accreted value at a redemption price of 100% of the accreted value of the portion of Notes so redeemed, as further described in the Indenture.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement between Eschelon Operating Company, the various Guarantors and the Underwriter, dated March 22, 2006.

3.1	Articles of Incorporation of Eschelon Operating Company filed on July 14, 1999. †

3.2	Articles of Amendment to Articles of Incorporation of Eschelon Operating Company filed on April 28, 2000. †

3.3	Bylaws of Eschelon Operating Company. †

4.1	Form of Fifth Supplemental Indenture to be dated March 28, 2006, between Eschelon Operating Company, the various Guarantors and Bank of New York Trust Company, N.A., as Trustee.

5.1	Opinion of Latham & Watkins LLP.

5.2	Opinion of Robins, Kaplan, Miller & Ciresi L.L.P.

12.1	Statement Regarding Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1)

23.2	Consent of Robins, Kaplan, Miller & Ciresi L.L.P. (included in Exhibit 5.2)

25.1	Statement of Eligibility under the Trust Indenture Act of 1939 of the Bank of New York Trust Company, N.A. under the Indenture.†

†	Incorporated by reference herein to Form S-4 (File No. 333-114437) filed with the Securities and Exchange Commission on April 13, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 27, 2006	Eschelon Operating Company

/s/ Geoffrey M. Boyd
	By:	Geoffrey M. Boyd
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement between Eschelon Operating Company, the various Guarantors and the Underwriter, dated March 22, 2006.

3.1	Articles of Incorporation of Eschelon Operating Company filed on July 14, 1999. †

3.2	Articles of Amendment to Articles of Incorporation of Eschelon Operating Company filed on April 28, 2000. †

3.3	Bylaws of Eschelon Operating Company. †

4.1	Form of Fifth Supplemental Indenture to be dated March 28, 2006, between Eschelon Operating Company, the various Guarantors and Bank of New York Trust Company, N.A., as Trustee.

5.1	Opinion of Latham & Watkins LLP.

5.2	Opinion of Robins, Kaplan, Miller & Ciresi L.L.P.

12.1	Statement Regarding Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1)

23.2	Consent of Robins, Kaplan, Miller & Ciresi L.L.P. (included in Exhibit 5.2)

25.1	Statement of Eligibility under the Trust Indenture Act of 1939 of the Bank of New York Trust Company, N.A. under the Indenture.†

†	Incorporated by reference herein to Form S-4 (File No. 333-114437) filed with the Securities and Exchange Commission on April 13, 2004.